SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2013

OptimizeRx Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-53605	26-1265381
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Water Street, Suite 200, Rochester, MI	48307
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 248.651.6568

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On January 14, 2013, we entered into a written Employment Agreement with Shad Stastney. Pursuant to the terms and conditions of the Employment Agreement:

  Mr. Stastney will serve as Chairman and Chief Executive Officer of our company for a period of twelve (12) months;

  Mr. Stastney will earn a base salary of $175,000;

  We will issue to Mr. Stastney an option to acquire two million (2,000,000) shares of our common stock at an exercise price per share of $1.00 with a term of 5 years; and

  Mr. Stastney will be entitled to participate in any employee benefit plans, as established by our board of directors.

Mr. Stastney also agreed to keep certain information confidential and not compete with or solicit from our company for a period of time.

The foregoing description of the Securities Redemption Option Agreement and Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of Securities Redemption Option Agreement and Employment Agreement filed as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

SECTION 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 is incorporated into this Item 3.02 by reference.

The issuance of an option to Mr. Stastney under his Employment Agreement was made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in Item 1.01 is incorporated into this Item 5.02 by reference.

We have appointed Shad Stastney as Chairman and Chief Executive Officer of our company, to hold office as provided for in his Employment Agreement. David Lester has resigned as our President and Chief Executive Officer, and has assumed the positions of Chief Operating Officer, Secretary and Treasurer of our company. David Harrell has resigned as our Chairman, and has assumed the positions of Vice Chairman and Chief Strategic officer of our company.

The employment histories for Shad Stastney, David Lester and David Harrell are provided for in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 30, 2012 (the “Annual Report”), which is incorporated herein by reference.

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There are no family relationships among any of our current or former directors or executive officers.

Our newly-appointed officers have not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years, except as provided herein and as described in our Annual Report.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Employment Agreement, dated January 14, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OptimizeRx Corporation

/s/ Shad Stastney

Shad Stastney
Chief Executive Officer

Date: January 16, 2013

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